UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8-K/A
(Amendment No. 1)
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2019
______________________
PENN NATIONAL GAMING, INC.
(Exact Name of Registrant as Specified in Charter)
______________________

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-24206 (Commission File Number)	23-2234473 (I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of Principal Executive Offices, and Zip Code)

610-373-2400
Registrant's Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.
This Amendment No. 1 on Form 8-K/A (the “Amendment No. 1”) amends and supplements the Current Report on Form 8-K of Penn National Gaming, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2019 (the “Original Form 8-K”). On May 23, 2019, the Company completed the acquisition of the operations of Greektown Casino-Hotel in Detroit, Michigan (“Greektown”), pursuant to the Transaction Agreement (the “Transaction Agreement”) among Penn Tenant III, LLC, a wholly-owned subsidiary of the Company (“OpCo Buyer”), VICI Properties L.P., a wholly-owned subsidiary of VICI Properties Inc., and Greektown Mothership LLC (“Greektown Parent”). Pursuant to the Transaction Agreement, OpCo Buyer acquired the limited liability company interests in Greektown Holdings, L.L.C., a direct subsidiary of Greektown Parent.

This Amendment No. 1 amends the Original Form 8-K to include the financial statements of Greektown Holdings, L.L.C. and the pro forma financial information required by Item 9.01 of Form 8-K.

Forward-Looking Statements

All of the pro forma financial and other information and other statements included in Item 9.01 of this Form 8-K/A, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, all of the pro forma financial information, the notes related thereto, and the statements including statements regarding the expected benefits of the acquisition of Greektown on the Company’s results of operations and future operating performance, including the Company’s ability to generate synergies. Although the Company believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business, there can be no assurance that actual results will not differ materially from our expectations. Meaningful factors that could cause actual results to differ from expectations include, but are not limited to, risks related to the integration of the acquired business; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the possibility that the anticipated benefits of the transaction, including achieving the financial results and generating synergies, are not realized when expected or at all, including as a result of the impact of, or issues arising from, the integration of the companies; and other factors as discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the SEC. The Company does not intend to update publicly any forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits.
(a)  Financial Statements of the Businesses Acquired.

The audited financial statements of Greektown Holdings, L.L.C. as of and for the year ended December 31, 2018 and the unaudited financial statements of Greektown Holdings, L.L.C. as of and for the three months ended March 31, 2019 are filed as Exhibits 99.1 and 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated combined balance sheet of the Company as of March 31, 2019 and the unaudited pro forma condensed consolidated statement of combined operations for the fiscal year ended December 31, 2018 and for the three months ended March 31, 2019 (collectively, the “Unaudited Pro Forma Financial Statements”) are filed as Exhibit 99.3 hereto and incorporated herein by reference. The Unaudited Pro Forma Financial Statements give effect to the acquisition and related transactions.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Audited Financial Statements of Greektown Holdings, L.L.C. as of and for the year ended December 31, 2018.
99.2	Unaudited Financial Statements of Greektown Holdings, L.L.C. as of and for the three months ended March 31, 2019.
99.3
Unaudited Pro Forma Condensed Consolidated Balance Sheet of Penn National Gaming, Inc. as of March 31, 2019 and Unaudited Pro Forma Condensed Consolidated Statements of Operations of Penn National Gaming, Inc. for the fiscal year ended December 31, 2018 and for the three months ended March 31, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 23, 2019	PENN NATIONAL GAMING, INC.

		By:	/s/ William J. Fair
William J. Fair
Executive Vice President and Chief Financial Officer